                                                                 EX-99.22(h)(12)

                        THE FUND PARTICIPATION AGREEMENT

         THE PARTICIPATION AGREEMENT (the "Agreement") made on the 1st day of May, 2001, between NATIONS SEPARATE ACCOUNT TRUST, an open-end management investment company organized as a Delaware business trust, TRANSAMERICA LIFE INSURANCE COMPANY, a life insurance company organized under the laws of the state of Iowa (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A, as may be amended from time to time (the "Accounts"), BACAP DISTRIBUTORS, LLC, a North Carolina limited liability company, and AFSG SECURITIES CORPORATION, an affiliate of the Company and the distributor of the Contracts (as defined in the Agreement) , is hereby amended as follows:

         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                                    Accounts

    Name of Account and Date of
Resolution of Company's Board which
      established the Account                  Policies                                     Funds
-----------------------------------   ----------------------------   -------------------------------------------------------
Retirement Builder Variable           Retirement Income Builder II   - Nations High Yield Bond Portfolio
       Annuity Account                      Variable Annuity         - Nations International Value Portfolio
       (March 29, 1996)                                              - Nations Marsico Growth Portfolio
                                                                     - Nations Marsico Focused Equities Portfolio
                                                                     - Nations Marsico International Opportunities Portfolio
                                                                     - Nations Marsico 21" Century Portfolio
                                                                     - Nations MidCap Growth Portfolio

                             Accounts continued...

    Name of Account and Date of
Resolution of Company's Board which
      established the Account                 Policies                                       Funds
-----------------------------------   ----------------------------   -------------------------------------------------------
Separate Account VA J                 Immediate Income Builder II    - Nations High Yield Bond Portfolio
    (May 15, 2000)                                                   - Nations International Value Portfolio
                                                                     - Nations Marsico Growth Portfolio
                                                                     - Nations Marsico Focused Equities Portfolio
                                                                     - Nations Marsico International Opportunities Portfolio
                                                                     - Nations Marsico 21St Century Portfolio
                                                                     - Nations MidCap Growth Portfolio

 Separate Account VA K                 Retirement Income Builder -   - Nations Asset Allocation Portfolio
    (July 10, 2001)                   BAI Variable Annuity (formerly - Nations High Yield Bond Portfolio
                                       known as Retirement Income    - Nations International Value Portfolio
                                       Builder III Variable Annuity) - Nations Marsico Growth Portfolio
                                                                     - Nations Marsico Focused Equities Portfolio
                                                                     - Nations Marsico International Opportunities Portfolio
                                                                     - Nations Marsico 21" Century Portfolio
                                                                     - Nations MidCap Growth Portfolio
                                                                     - Nations Small Company Portfolio
                                                                     - Nations Value Portfolio

Flexible Premium Variable Annuity -       AV1114 101 185 104         - Nations High Yield Bond Portfolio
    Separate Account VA Q
Established November 26, 2001
                                                                     - Nations High Yield Bond Portfolio
                                                                     - Nations Marsico Growth Portfolio
                                                                     - Nations Marsico Focused Equities Portfolio
                                                                     - Nations Marsico International Opportunities Portfolio
                                                                     - Nations Mid Cap Growth Portfolio

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

                                      NATIONS SEPARATE ACCOUNT TRUST

                                      By: /s/ Edward D. Bedard
                                         ---------------------------------------
                                         Edward D. Bedard
                                         President

                                      TRANSAMERICA LIFE INSURANCE COMPANY

                                      By: /s/ John K. Carter
                                         ---------------------------------------
                                         John K. Carter
                                         Assistant Secretary

                                      BACAP DISTRIBUTORS, LLC

                                      By: /s/ Edward D. Bedard
                                         ---------------------------------------
                                         Edward D. Bedard
                                         Chief Operating Officer, Senior
                                         Vice President
                                         and Chief Financial Officer

                                      AFSG SECURITIES CORPORATION

                                      By: /s/ John K Carter
                                         ---------------------------------------
                                         Vice president